Overlay Shares Municipal Bond ETF
Schedule of Investments
November 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%		Shares	Value
iShares National Muni Bond ETF (a)		253,885	$27,556,678
TOTAL EXCHANGE TRADED FUNDS (Cost $27,946,563)			27,556,678

PURCHASED OPTIONS - 0.2%	Notional Amount	Contracts	Value
Put Options - 0.2%			$–
S&P 500 Index (b)(c)		–	$–
Expiration: 12/09/2024; Exercise Price: $5,860.00	$6,635,618	11	$3,410
Expiration: 12/10/2024; Exercise Price: $5,970.00	6,635,618	11	16,555
Expiration: 12/11/2024; Exercise Price: $5,970.00	6,635,618	11	20,405
Expiration: 12/12/2024; Exercise Price: $5,970.00	6,635,618	11	22,440
TOTAL PURCHASED OPTIONS (Cost $154,576)			62,810

TOTAL INVESTMENTS - 100.1% (Cost $28,101,139)			27,619,488
Liabilities in Excess of Other Assets - (0.1)%			(24,692)
TOTAL NET ASSETS - 100.0%			$27,594,796
two			–%
Percentages are stated as a percent of net assets.			–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Exchange-traded.
(c)	100 shares per contract.

Overlay Shares Municipal Bond ETF
Schedule of Written Options
November 30, 2024 (Unaudited)

WRITTEN OPTIONS - (0.5)%	Notional Amount	Contracts	Value
Put Options - (0.5)%
S&P 500 Index (a)(b)
Expiration: 12/09/2024; Exercise Price: $5,960.00	$(6,635,618)	(11)	$(12,540)
Expiration: 12/10/2024; Exercise Price: $6,030.00	(6,635,618)	(11)	(34,815)
Expiration: 12/11/2024; Exercise Price: $6,030.00	(6,635,618)	(11)	(39,270)
Expiration: 12/12/2024; Exercise Price: $6,030.00	(6,635,618)	(11)	(41,360)
Total Put Options			(127,985)
TOTAL WRITTEN OPTIONS (Premiums received $274,561)			$(127,985)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

Overlay Shares Municipal Bond ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$27,556,678	$–	$–	$27,556,678
Purchased Options	–	62,810	–	62,810
Total Investments	$27,556,678	$62,810	$–	$27,619,488

Liabilities:
Investments:
Written Options	$–	$(127,985)	$–	$(127,985)
Total Investments	$–	$(127,985)	$–	$(127,985)

Refer to the Schedule of Investments for further disaggregation of investment categories.